UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 8, 2012

(Date of earliest event reported)

FORESTAR GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33662	26-1336998
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

6300 Bee Cave Road, Building Two, Suite 500

Austin, Texas 78746

(Address of principal executive offices) (zip code)

(512) 433-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 8, 2012, Forestar Group Inc. (the “Company”) issued a press release announcing the Company’s results for the quarter ended June 30, 2012. A copy of the press release is furnished as Exhibit 99.1 of this report.

Item 7.01. Regulation FD Disclosure.

On August 8, 2012, management of the Company will participate in a conference call discussing the Company’s results for the quarter ended June 30, 2012. Copies of the presentation materials to be used by management are furnished as Exhibit 99.2 of this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release issued by the Company on August 8, 2012, announcing the Company’s results for the quarter ended June 30, 2012.

99.2	Presentation materials to be used by management in a conference call on August 8, 2012, discussing the Company’s results for the quarter ended June 30, 2012.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR GROUP INC.

Date: August 8, 2012	By:	/s/ Christopher L. Nines

		Name:	Christopher L. Nines
		Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued by the Company on August 8, 2012, announcing the Company’s results for the quarter ended June 30, 2012.

99.2	Presentation materials to be used by management in a conference call on August 8, 2012, discussing the Company’s results for the quarter ended June 30, 2012.

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